Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 7 TO MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 7 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of July 30, 2021 (this “Amendment”), between and among FS CREIT FINANCE WF-1 LLC, a Delaware limited liability company (“Seller”), FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 30, 2017 (as amended by (i) Amendment No. 1 to Master Repurchase and Securities Contract, dated as of April 26, 2018, between and among Seller, Buyer and Guarantor, (ii) Amendment No. 2 to Master Repurchase and Securities Contract, dated as of July 24, 2018, between and among Seller, Buyer and Guarantor, (ii) Amendment No. 3 to Master Repurchase and Securities Contract, dated as of November 30, 2018, between and among Seller, Buyer and Guarantor, (iv) Amendment No. 4 to Master Repurchase and Securities Contract, dated as of August 1, 2019, between and among Seller, Buyer and Guarantor, (v) Amendment No. 5 to Master Repurchase and Securities Contract, dated as of August 29, 2019, (vi) Amendment No. 6 to Master Repurchase and Securities Contract, dated as of August 27, 2020, and (vii) this Amendment, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Seller and Buyer entered into that certain Third Amended and Restated Fee and Pricing Letter, dated as of August 27, 2020 (as amended and restated pursuant to that certain Fourth Amended and Restated Fee and Pricing Letter, dated as of the date hereof (the “Fee Letter Amendment”), by and between Seller and Buyer, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”);

WHEREAS, also in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer that certain Guarantee Agreement, dated as of August 30, 2017 (as amended pursuant to the terms of Amendment No. 1 to Guarantee Agreement, dated as of April 26, 2018, by and between Guarantor and Buyer, Amendment No. 2 to Guarantee Agreement, dated as of August 29, 2019, by and between Guarantor and Buyer, Amendment No. 3 to Guarantee Agreement, dated as of August 3, 2020, by and between Guarantor and Buyer, Amendment No. 4 to Guarantee Agreement, dated as of the date hereof (the “Guarantee Amendment”), by and between Guarantor and Buyer, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”); and

WHEREAS, Seller and Buyer have agreed to further amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Guarantor hereby agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and Guarantor hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as attached hereto on Exhibit A. The Exhibits, Schedules and Annexes to the Repurchase Agreement (other than as set forth in Section 2) shall not be modified by this Amendment and shall be Exhibits, Schedules and Annexes to the Repurchase Agreement.

SECTION 2. Amendments to the Exhibits to the Repurchase Agreement.

(a) Exhibit B to the Repurchase Agreement is hereby amended and restated in its entirety to read as attached on Exhibit B hereto.

(b) Exhibit D-3 to the Repurchase Agreement is hereby amended and restated in its entirety to read as follows: “[RESERVED].”

SECTION 3. Conditions Precedent. This Amendment and its provisions shall become effective on the first date (the “Amendment Effective Date”) on which (a) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, along with such other documents as Buyer or counsel to Buyer may reasonably request, (b) Buyer shall have received duly executed copies of the Fee Letter Amendment and the Guarantee Amendment, (c) Seller and Guarantor shall have delivered to Buyer an opinion or opinions of counsel to Seller and Guarantor, each in form and substance acceptable to Buyer and its counsel, including, without limitation, opinions as to corporate, enforceability and bankruptcy matters, and (d) Seller has paid to Buyer the Amendment Structuring Fee (as defined in the Fee Letter Amendment).

SECTION 4. Representations, Warranties and Covenants. Each of Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Each of Seller and Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 5. Acknowledgements of Seller. Seller hereby acknowledges that (a) Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents, and (b) Seller has no defenses, counterclaims or set-offs with respect to any of its obligations under any of the Repurchase Documents.

SECTION 6. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by the Guarantee Agreement to the extent of the Guaranteed Obligations (as defined therein), and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 8. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 10. Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

FS CREIT FINANCE WF-1, LLC, a Delaware limited liability company

By:	/s/ Edward T. Gallivan, Jr
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

Amendment No. 7 to FS CREIT MRA

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Michael P. Duncan
Name: Michael P. Duncan
Title: Director

Amendment No. 7 to FS CREIT MRA

EXHIBIT B

FORM OF CONFIRMATION

[_____] [__], [20__]

Wells Fargo Bank, National Association

One Wells Fargo Center

301 South College Street

MAC D1053-125, 12th Floor

Charlotte, North Carolina 28202

Attention: Karen Whittlesey

Re:	Master Repurchase and Securities Contract dated as of August 30, 2017, (the “Agreement”) between FS CREIT FINANCE WF-1 LLC (“Seller”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is a Confirmation (as this and other terms used but not defined herein are defined in the Agreement) executed and delivered by Seller and Buyer pursuant to Section 3.01 of the Agreement. Seller and Buyer hereby confirm and agree that as of the Purchase Date and upon the other terms specified below, Seller shall sell and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in, to and under the Purchased Assets listed in Appendix 1 hereto.

Purchased Assets (including Class and Mortgaged Property):	As described in Appendix 1 hereto

Market Value:	$_______________________

Applicable Percentage:	_____%

Maximum Applicable Percentage:	_____%

Pricing Margin:	_____%

Floor:	_____%

Future Funding Amount (if applicable):	_____%

Purchased Asset Documents:	As described in Appendix 1 hereto

B-1-1

Purchase Date:	[_____] [__], [20__]

Repurchase Date:	[ ] [ ], 20[ ]

Purchase Price:	$_______________________

Recourse Percentage:	[__]%

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.	All of the conditions precedent in Article 6 of the Agreement have been satisfied.

2.

Except as specified in Appendix 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

Seller:

FS CREIT FINANCE WF-1 LLC

By:
Name:
Title:

Buyer:

Acknowledged and Agreed:

Wells Fargo Bank, National Association

By:
Name:
Title:

B-1-2

Appendix 1 to Confirmation

List of Purchased Assets, including, as applicable:

(a) Transaction Name
(b) Seller Loan Number
(c) Class (Whole Loan or Senior Interest)
(d) Lien Type
(e) Property Type
(f) Property Street Address
(g) Property City, State, County, Zip Code
(h) Appraised Value
(i) Appraisal Firm
(j) Appraisal Date
(k) Original Balance
(l) Seller Origination Balance as of Closing Date
(m) Current Balance
(n) Amortization
(o) Balloon Amount
(p) [Current] Interest Rate
(q) Spread
(r) Index (Ex: 1 mo LIBOR; [ ]%)
(s) Next Interest Change Date
(t) Next Payment Change Date
(u) Interest Rate cap
(v) Current Principal and Interest
(w) Note Date
(x) First Payment Due Date to Seller
(y) Initial Maturity Date
(z) Extended Maturity Date
(aa) Current delinquency status
(bb) Payment Type
(cc) Payment Frequency
(dd) Rate Change Frequency
(ee) Original Principal and Interest
(ff) Sponsor Name (including first name, if any)
(gg) Borrowing Entity Name
(hh) Open to Prepayment?
(ii) Prepayment Penalty

[Description of any exceptions to representations and warranties made by Seller in the Confirmation]

Amendment No. 6 to FS CREIT MRA